GLOBAL X FUNDS
(THE "TRUST")
SUPPLEMENT DATED NOVEMBER 13, 2020
TO THE SUMMARY PROSPECTUS FOR THE SERIES OF THE TRUST LISTED IN SCHEDULE A, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund's Summary Prospectus.

1. Effective December 31, 2020, the section of the Fund's Summary Prospectus entitled "FUND MANAGEMENT-Portfolio Managers" is hereby deleted in its entirety and replaced with the following:

The professionals primarily responsible for the day-to-day management of the Fund are John Belanger, CFA; Nam To, CFA; Wayne Xie; Kimberly Chan; and Vanessa Yang (“Portfolio Managers”). Mr. To has been Portfolio Manager of the Fund since the Fund's inception in December 2018 and had managed the Predecessor Fund since October 2018. Mr. Xie has been Portfolio Manager of the Fund since March 1, 2019. Ms. Chan has been Portfolio Manager of the Fund since June 10, 2019. Mr. Belanger and Ms. Yang have been Portfolio Managers of the Fund since December 2020.

SCHEDULE A

FUND NAME	DATE OF SUMMARY PROSPECTUS
Global X DAX Germany ETF (DAX)	March 1, 2020, as supplemented and restated June 26, 2020
Global X Nasdaq 100® Covered Call ETF (QYLD)	March 1, 2020, as supplemented and restated June 26, 2020
Global X S&P 500® Covered Call ETF (XYLD)	March 1, 2020

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